Ivy Funds

Supplement dated January 2, 2013 to the

Ivy Funds Prospectus

dated July 31, 2012

and as supplemented September 12, 2012 and December 3, 2012

The following is added as a new bullet point after the thirteenth bullet point of the section entitled “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” on page 192 of the Ivy Funds Prospectus:

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Supplement	Prospectus	1